Subsequent Event (Unaudited)	12 Months Ended
Jun. 30, 2015
Subsequent Events [Abstract]
Subsequent Event (Unaudited)

Note 22—Subsequent Event (Unaudited)

On July 1, 2015, the Company completed the acquisition of BP Media, Ltd. (“BluePrint”). The acquisition of BluePrint provides the Company with pre-press and digital services in the European market, facilitating the processes surrounding translation and interchangeability of print content for foreign locations. In addition, BluePrint provides the Company with an established sales presence in the media markets in Europe, which will enable the Company to serve the European needs of global media releases. BluePrint had annual sales of approximately $23,000 for the 12 months immediately prior to the acquisition. The purchase price allocation is not material to the financial statements.

Bermuda Reincorporation

On October 7, 2015, 100% of the share capital of Multi Packaging Solutions Global Holdings Limited was acquired by Multi Packaging Solutions International Limited, a company incorporated and organized under the laws of Bermuda (the “Company”) from Chesapeake Finance 1 Limited and Mustang Investment Holdings L.P. The consideration for such acquisition was the issuance of shares in the Company to Chesapeake Finance 1 Limited and Mustang Investment Holdings L.P. In connection with the issuance of shares, the number of shares was increased as a result of the par value changing from one British Pound Sterling to one U.S. dollar.

Stock-split

On October 8, 2015, the Company’s board of directors approved and the Company executed a 1 for 5.08 reverse stock split of its common shares, satisfying a pre-condition requiring it to complete a reverse stock split prior to completing its proposed initial public offering. All share and per share data for the successor has been presented to reflect this reverse split.